SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2008

Intelsat, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wellesley House North, 2nd Floor, 90 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

(441) 294-1650

Registrant’s telephone number, including area code

n/a

(Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Intelsat Sub Holdco Unsecured Credit Agreements

On May 2, 2008, Intelsat Subsidiary Holding Company, Ltd. (“Intelsat Sub Holdco”), an indirect wholly-owned subsidiary of Intelsat, Ltd., borrowed (i) an $883,346,000 term loan due 2013 pursuant to a new $883,346,000 Senior Unsecured Credit Agreement (the “2013 Unsecured Credit Agreement”) by and among Intelsat Sub Holdco, as the Borrower, Intelsat, Ltd., Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd. and Intelsat Intermediate Holding Company, Ltd., as parent guarantors (the “Parent Guarantors”), the several lenders from time to time party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers, and the other parties thereto, and (ii) a $681,012,700 term loan due 2015 pursuant to a new $681,012,700 Senior Unsecured Credit Agreement (the “2015 Unsecured Credit Agreement” and, together with the 2013 Unsecured Credit Agreement, the “Sub Holdco Unsecured Credit Agreements”) by and among Intelsat Sub Holdco, as the Borrower, the Parent Guarantors, the several lenders from time to time party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers, and the other parties thereto. Proceeds from the 2013 Unsecured Credit Agreement and the 2015 Unsecured Credit Agreement were used to fund the Sub Holdco Change of Control Offer (described below under Item 8.01) with respect to Intelsat Sub Holdco’s outstanding 8¼% Senior Notes due 2013 (the “2013 Senior Notes”) and outstanding 8 5/8% Senior Notes due 2015 (the “2015 Senior Notes” and, together with the 2013 Senior Notes, the “Sub Holdco Senior Notes”), respectively.

The term loan borrowing under the 2013 Unsecured Credit Agreement will bear interest at a rate per annum equal to 8.50% and the term loan borrowing under the 2015 Unsecured Credit Agreement will bear interest at a rate per annum equal to 8.875%. Obligations under the Sub Holdco Unsecured Credit Agreements are guaranteed by the Parent Guarantors and certain of Intelsat Sub Holdco’s subsidiaries.

The Sub Holdco Unsecured Credit Agreements contain covenants which include, among other things: a limitation on Intelsat Sub Holdco’s and its restricted subsidiaries’ ability to incur additional debt or issue disqualified or preferred stock; a limitation on Intelsat Sub Holdco’s and its restricted subsidiaries’ ability to pay dividends, make other equity distributions or repurchase or redeem capital stock; a limitation on Intelsat Sub Holdco’s and its restricted subsidiaries’ ability to make certain investments; a limitation on Intelsat Sub Holdco’s and its restricted subsidiaries’ ability to enter into transactions with affiliates; a limitation on merger, consolidation and sale of assets applicable to Intelsat Sub Holdco and its restricted subsidiaries; and a limitation on Intelsat Sub Holdco’s and its restricted subsidiaries’ ability to incur liens on any of Intelsat Sub Holdco’s assets securing other indebtedness.

The Sub Holdco Unsecured Credit Agreements also contain events of default with respect to: default in payments of interest after a 30-day grace period or a default in the payment of principal when due; default in the performance of any covenant in the Sub Holdco Unsecured Credit Agreements that continues for more than 60 days after notice of default has been provided to Intelsat Sub Holdco; failure to make any payment when due, including applicable grace periods, under any indebtedness for money borrowed by Intelsat, Ltd., Intelsat Sub Holdco or a significant subsidiary thereof having a principal amount in excess of $50 million; the acceleration of the maturity of any indebtedness for money borrowed by Intelsat, Ltd., Intelsat Sub Holdco or a significant subsidiary thereof having a principal amount in excess of $50 million; failure by Intelsat, Ltd., Intelsat Sub Holdco or a significant subsidiary to pay final judgments aggregating in excess of $50 million, which judgments are not discharged, waived or stayed for 60 days; certain events of bankruptcy, insolvency or reorganization of Intelsat, Ltd., Intelsat Sub Holdco or a significant subsidiary thereof; or any guarantee of a significant subsidiary which ceases to be in full force and effect.

The 2013 Unsecured Credit Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The 2015 Unsecured Credit Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Intelsat Corporation Unsecured Credit Agreements

        On May 2, 2008, Intelsat Corporation, an indirect wholly-owned subsidiary of Intelsat, Ltd., borrowed (i) a $658,119,030 term loan due 2014 pursuant to a new $658,119,030 Senior Unsecured Credit Agreement (the “2014 Unsecured Credit Agreement”) by and among Intelsat Corporation, as the Borrower, the several lenders from time to time party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers, and the other parties thereto, and (ii) a $580,719,700 term loan due 2016 pursuant to a new $580,719,700 Senior Unsecured Credit Agreement (the “2016 Unsecured Credit Agreement” and, together with the 2014 Unsecured Credit Agreement, the “Intelsat Corp Unsecured Credit Agreements”) by and among Intelsat Corporation, as the Borrower, the several lenders from time to time party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers, and the other parties thereto. Proceeds from the 2014 Unsecured Credit Agreement and the 2016 Unsecured Credit Agreement were used to fund the Intelsat Corp Change of Control Offers (described below under Item 8.01) with respect to Intelsat Corporation’s outstanding 9% Senior Notes due 2014 (the “2014 Senior Notes”) and outstanding 9% Senior Notes due 2016 (the “2016 Senior Notes” and, together with the 2014 Senior Notes, the “Intelsat Corp Senior Notes”), respectively.

The term loan borrowings under the 2014 Unsecured Credit Agreement and the 2016 Unsecured Credit Agreement will each bear interest at a rate per annum equal to 9%. Obligations under the Intelsat Corp Unsecured Credit Agreements are guaranteed by certain of Intelsat Corporation’s subsidiaries.

The Intelsat Corp Unsecured Credit Agreements contain covenants which include, among other things: a limitation on Intelsat Corporation’s and its restricted subsidiaries’ ability to incur additional debt or issue disqualified or preferred stock; a limitation on Intelsat Corporation’s and its restricted subsidiaries’ ability to pay dividends, make other equity distributions or repurchase or redeem capital stock; a limitation on Intelsat Corporation’s and its restricted subsidiaries’ ability to make certain investments; a limitation on Intelsat Corporation’s and its restricted subsidiaries’ ability to enter into transactions with affiliates; a limitation on merger, consolidation and sale of assets applicable to Intelsat Corporation and its restricted subsidiaries; and a limitation on Intelsat Corporation’s and its restricted subsidiaries’ ability to incur liens on any of Intelsat Corporation’s assets securing other indebtedness.

The Intelsat Corp Unsecured Credit Agreements also contain events of default with respect to: default in payments of interest after a 30-day grace period or a default in the payment of principal when due; default in the performance of any covenant in the Intelsat Corp Unsecured Credit Agreements that continues for more than 60 days after notice of default has been provided to Intelsat Corporation; failure to make any payment when due, including applicable grace periods, under any indebtedness for money borrowed by Intelsat Corporation or a significant subsidiary thereof having a principal amount in excess of $50 million; the acceleration of the maturity of any indebtedness for money borrowed by Intelsat Corporation or a significant subsidiary thereof having a principal amount in excess of $50 million; failure by Intelsat Corporation or a significant subsidiary to pay final judgments aggregating in excess of $50 million, which judgments are not discharged, waived or stayed for 60 days; certain events of bankruptcy, insolvency or reorganization of Intelsat Corporation or a significant subsidiary thereof; or any guarantee of a significant subsidiary which ceases to be in full force and effect.

The 2014 Unsecured Credit Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference. The 2016 Unsecured Credit Agreement is attached hereto as Exhibit 10.4 and incorporated herein by reference.

The financial institutions party to the Sub Holdco Unsecured Credit Agreements and the Intelsat Corp Credit Agreements or their affiliates are also parties to Intelsat (Bermuda), Ltd.’s $2,805,000,000 Senior Unsecured Bridge Loan Credit Agreement dated February 4, 2008 and Intelsat (Bermuda), Ltd.’s $2,155,000,000 Senior Unsecured Bridge Loan Credit Agreement dated February 4, 2008, and Intelsat Corporation’s Joinder Agreement dated February 4, 2008, and act as lenders and agents as specified in those agreements. In addition, entities which we believe to be affiliated with Credit Suisse and Banc of America own, indirectly, a portion of the equity in Intelsat Holdings, Ltd.

Item 8.01	Other Events.

Completion of Intelsat Sub Holdco Change of Control Offer

        On May 2, 2008, Intelsat, Ltd. announced that Intelsat Sub Holdco completed the repurchase of $874,600,000 principal amount of its outstanding 2013 Senior Notes and $674,270,000 principal amount of its outstanding 2015 Senior Notes. Intelsat Sub Holdco had commenced an offer to purchase the Sub Holdco Senior Notes (the “Sub Holdco Change of Control Offer”) on March 5, 2008, because as previously reported, completion of the acquisition of Intelsat Holdings, Ltd., the indirect parent of Intelsat Sub Holdco, by Intelsat Global Subsidiary, Ltd. (formerly known as Serafina Acquisition Limited), a direct wholly-owned subsidiary of Intelsat Global, Ltd. (formerly known as Serafina Holdings Limited), an entity formed by funds advised by BC Partners Holdings Limited, Silver Lake Partners and certain other equity investors, on February 4, 2008 resulted in a change of control under the indenture governing the Sub Holdco Senior Notes. In accordance with the terms of the Sub Holdco Change of Control Offer, all Sub Holdco Senior Notes tendered and not withdrawn by the expiration date were repurchased at a price equal to 101% of their principal amount, plus accrued and unpaid interest. Intelsat Sub Holdco used the proceeds of the term loan borrowing under the 2013 Unsecured Credit Agreement and the term loan borrowing under the 2015 Unsecured Credit Agreement to fund the repurchase of the $874,600,000 principal amount of 2013 Senior Notes and $674,270,000 principal amount of 2015 Senior Notes tendered, respectively.

Completion of Intelsat Corporation Change of Control Offers

        On May 2, 2008, Intelsat Corporation completed the repurchase of $651,603,000 principal amount of its outstanding 2014 Senior Notes and $574,970,000 principal amount of its outstanding 2016 Senior Notes. Intelsat Corporation had commenced offers to purchase the Senior Notes (the “Intelsat Corp Change of Control Offers”) on March 5, 2008, because as previously reported, completion of the acquisition of Intelsat Holdings, Ltd., the indirect parent of Intelsat Corporation, by Intelsat Global Subsidiary, Ltd. (formerly known as Serafina Acquisition Limited), a direct wholly-owned subsidiary of Intelsat Global, Ltd. (formerly known as Serafina Holdings Limited), an entity formed by funds advised by BC Partners Holdings Limited, Silver Lake Partners and certain other equity investors, on February 4, 2008 resulted in a change of control under the indentures governing the Intelsat Corp Senior Notes. In accordance with the terms of the Intelsat Corp Change of Control Offers, all Intelsat Corp Senior Notes tendered and not withdrawn by the expiration date were repurchased at a price equal to 101% of their principal amount, plus accrued and unpaid interest. Intelsat Corporation used the proceeds of the term loan borrowing under the 2014 Unsecured Credit Agreement and the term loan borrowing under the 2016 Unsecured Credit Agreement to fund the repurchase of the $651,603,000 principal amount of 2014 Senior Notes and $574,970,000 principal amount of 2016 Senior Notes tendered, respectively.

Launch of Intelsat Jackson Change of Control Offers

On May 2, 2008, Intelsat, Ltd. announced that its indirect wholly-owned subsidiary, Intelsat Jackson Holdings, Ltd. (“Intelsat Jackson”), is offering to purchase for cash any and all of its outstanding 9¼% Senior Notes due 2016 and 11 1/4% Senior Notes due 2016, in each case at a purchase price of 101% of the principal amount of such notes plus accrued and unpaid interest to the date of purchase. Intelsat Jackson is also offering to repay any and all of outstanding loans under its $1.0 billion Senior Unsecured Credit Agreement dated as of February 2, 2007 at a purchase price of 101% of the principal amount thereof, plus accrued and unpaid interest to the date of repayment.

On May 2, 2008, Intelsat, Ltd. issued a press release relating to the foregoing matters, a copy of which is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	8.50% $883,346,000 Senior Unsecured Credit Agreement, dated May 2, 2008, by and among Intelsat Subsidiary Holding Company, Ltd., as the Borrower, Intelsat, Ltd., Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd. and Intelsat Intermediate Holding Company, Ltd., as parent guarantors, the several lenders from time to time party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as joint lead arrangers, and the other parties thereto.

10.2	8.875% $681,012,700 Senior Unsecured Credit Agreement, dated May 2, 2008, by and among Intelsat Subsidiary Holding Company, Ltd., as the Borrower, Intelsat, Ltd., Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd. and Intelsat Intermediate Holding Company, Ltd., as parent guarantors, the several lenders from time to time party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as joint lead arrangers, and the other parties thereto.

10.3	9¼% $658,119,030 Senior Unsecured Credit Agreement, dated May 2, 2008, by and among Intelsat Corporation, as the Borrower, the several lenders from time to time party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as joint lead arrangers, and the other parties thereto.

10.4	9¼% $580,719,700 Senior Unsecured Credit Agreement, dated May 2, 2008, by and among Intelsat Corporation, as the Borrower, the several lenders from time to time party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as joint lead arrangers, and the other parties thereto.

99.1	Press Release dated May 2, 2008 entitled “Intelsat Announces Commencement of Change of Control Offers.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2008

INTELSAT, LTD.

By:	/s/ Jeffrey Freimark
Name:	Jeffrey Freimark
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	8.50% $883,346,000 Senior Unsecured Credit Agreement, dated May 2, 2008, by and among Intelsat Subsidiary Holding Company, Ltd., as the Borrower, Intelsat, Ltd., Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd. and Intelsat Intermediate Holding Company, Ltd., as parent guarantors, the several lenders from time to time party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc, as joint lead arrangers, and the other parties thereto.

10.2	8.875% $681,012,700 Senior Unsecured Credit Agreement, dated May 2, 2008, by and among Intelsat Subsidiary Holding Company, Ltd., as the Borrower, Intelsat, Ltd., Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd. and Intelsat Intermediate Holding Company, Ltd., as parent guarantors, the several lenders from time to time party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc, as joint lead arrangers, and the other parties thereto.

10.3	9¼% $658,119,030 Senior Unsecured Credit Agreement, dated May 2, 2008, by and among Intelsat Corporation, as the Borrower, the several lenders from time to time party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as joint lead arrangers, and the other parties thereto.

10.4	9¼% $580,719,700 Senior Unsecured Credit Agreement, dated May 2, 2008, by and among Intelsat Corporation, as the Borrower, the several lenders from time to time party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as joint lead arrangers, and the other parties thereto.

99.1	Press Release dated May 2, 2008 entitled “Intelsat Announces Commencement of Change of Control Offers.”